PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG INTERNATIONAL FUNDS
                                 INVESTOR CLASS

                            STRONG ASIA PACIFIC FUND
                              STRONG OVERSEAS FUND

                              STRONG OVERSEAS FUND
                               INSTITUTIONAL CLASS


Supplement to the Prospectuses dated May 1, 2003, as supplemented on December 3, 2003

On November 14, 2003, the Board of Directors approved an increase in the redemption fee holding period from 15 to 30 calendar days. Therefore, shares of the Fund purchased on or after December 27, 2003, and held less than 30 calendar days will be subject to a redemption fee of 1.00%.

Effective December 27, 2003, the Shareholder Fees paragraph on page 7 of the prospectus is deleted and replaced with the following:

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Fund is 100% no-load, so you pay no up-front sales load to buy or sell shares. However, shares of the Fund held for less than 30 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

Effective December 27, 2003, the Early Redemption Fee paragraph is deleted and replaced with the following:

EARLY REDEMPTION FEE
The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt a Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for less than 30 calendar days. Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.



          The date of this Prospectus Supplement is December 11, 2003.